SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 22, 2003

                             SOMERSET HILLS BANCORP
             (Exact name of registrant as specified in its charter)






        New Jersey                    000-50055                  22-3768777
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


155 Morristown Road                                                      07924
Bernardsville, New Jersey                                             (Zip Code)
(Address of principal executive
offices)

                                 (908) 221-0100
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits

(a)      (a)     None.
(b)      (b)     None.
(c)      (c)     Exhibits:

Exhibit 99.1:  Press Release dated July 22, 2003

Exhibit 99.2:  Summary of Second Quarter Financials

Item 9. Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition)
The information in this Current Report on Form 8-K is being furnished pursuant to "Item 12 - results of Operations and Financial Condition" of such Form in accordance with SEC Release No. 33-8216. The press release attached as Exhibit
99.01 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to liability under that Section.




                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SOMERSET HILLS BANCORP


Date: July 22, 2003                     By: /s/Stewart E. McClure, Jr.
-------------------                         ----------------------------------
                                               Stewart E. McClure, Jr.
                                        President, Chief Executive Officer and
                                        Chief Operating Officer


                                  EXHIBIT INDEX

Exhibit       Description

99.1: Press Release Entitled: Somerset Hills Bancorp Reports 109% Increase in Profits for 2nd Quarter 2003

99.2:         Summary of Second Quarter Financials